UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2006

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	333-112585	41-1508703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2203 North Lois Avenue, Suite 900, Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (813) 877-6300

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders

As previously reported on Form 8-K filed with the Securities and Exchange Commission on February 23, 2006 and Form 8-K/A filed on March 3, 2006, the Company’s common stock is undergoing a reverse split. NASDAQ has informed the Company that the reverse stock split will take effect at the open of business on March 6, 2006. On March 3, 2006, the Company issued a press release announcing the 1:30 reverse split, a copy of which is attached to this Current Report as Exhibit 99.1.

As a result of the reverse stock split, every thirty (30) shares of the Company's common stock outstanding on the effective date will be automatically combined into one (1) share. The Company shareholders are not required to submit their stock certificates for new certificates in connection with the foregoing actions. The Company's records with respect to the number of shares of common stock owned by each holder as a result of the reverse stock split will be automatically adjusted on the effectiveness. Except as provided below with respect to fractional interests, no cash will be paid or distributed as a result of the reverse stock split nor will DynEco Corporation issue any fractional shares as a result of the reverse stock split. In settlement of fractional interests which may arise as a result of the reverse stock split, the shareholder will be entitled to cash in an amount equal to (a) the market price of one (1) share of common stock immediately following the reverse stock split, multiplied by (b) the fractional share amount immediately following the reverse stock split. Distributions of amounts which may be due shareholders as a result of fractional interests will be handled for the Company by its transfer agent, StockTrans, Inc.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported on Form 8-K filed with the Securities and Exchange Commission on February 23, 2006 and Form 8-K/A filed on March 3, 2006, Articles of Correction changing the Company’s name to Dynamic Leisure Corporation become effective in Minnesota at the close of business on March 3, 2006, and NASDAQ has informed the Company that the name change to Dynamic Leisure Corporation will take effect at the open of business on March 6, 2006, with trading to be conducted under the Company’s new ticker symbol of DYLI. A press release issued by the Company on March 3, 2006 announced the change of name to Dynamic Leisure Corporation. This press release is furnished as Exhibit 99.1 to this Current Report.

Item 7.01.	Regulation FD Disclosure

On March 3, 2006 DynEco Corporation issued a press release announcing the actions described in Item 5.03 above. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by such reference.

Item 8.01.	Other Events

As a result of the name change and reverse stock split described in Item 5.03 above, the trading symbol of the Company's common stock on the OTC Bulletin Board as well as its CUSIP number have changed. The new CUSIP number will be 26788Q 10 5 and its new trading symbol will be DYLI. The Company's common stock will begin trading under the new symbol, on a post-split basis, at market open on Monday, March 6, 2006.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

99.1	Press Release dated March 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNECO CORPORATION (Registrant)

Date: March 3, 2006	By:	/s/ Daniel G. Brandano
Daniel G. Brandano President

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated March 3, 2006